STRATEGIC ADVANTAGE/STRATEGIC ADVANTAGE II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated August 18, 2009

This supplement updates and amends certain information contained in your prospectus dated
May 1, 2002. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

NOTICE OF UPCOMING FUND MERGERS

Effective on or about October 26, 2009 (the “Merger Effective Date”), the following Disappearing Funds will be reorganized and merge with and into the following Surviving Funds:

Disappearing Funds	Surviving Funds
ING LifeStyle Aggressive Growth Portfolio (Class I)	ING Retirement Growth Portfolio (Class I)
ING LifeStyle Growth Portfolio (Class I)
ING LifeStyle Moderate Growth Portfolio (Class I)	ING Retirement Moderate Growth Portfolio (Class I)
ING LifeStyle Moderate Portfolio (Class I)	ING Retirement Moderate Portfolio (Class I)

IMPORTANT INFORMATION REGARDING THE UPCOMING FUND MERGERS

  Prior to the Merger Effective Date, you may transfer amounts allocated to an investment portfolio that invests in a Disappearing Fund to any other available investment portfolio or to the guaranteed interest division. See the “Transfer of Account Value” section on page 41 of your policy prospectus for information about making investment portfolio transfers, including applicable restrictions and limits on transfers.
  On the Merger Effective Date, your investment in an investment portfolio that invests in a Disappearing Fund will automatically become an investment in the investment portfolio that invests in the corresponding Surviving Fund with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to an investment portfolio corresponding to a Disappearing Fund will be automatically allocated to the investment portfolio corresponding to the applicable Surviving Fund. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050 or www.ingservicecenter.com. See the “Transfer of Account Value” section on page 41 of your policy prospectus for information about making allocation changes.
  After the Merger Effective Date, the Disappearing Funds will no longer exist and there will be no further disclosure regarding them in future supplements to the policy prospectus.
  You will not incur any fees or charges or any tax liability because of the mergers, and your Account Value immediately before the mergers will equal your Account Value immediately after the mergers.

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IMPORTANT INFORMATION REGARDING THE SURVIVING FUNDS

  The Surviving Funds will be available through your policy beginning on the Merger Effective Date.
  The Surviving Funds are structured as “fund of funds.” A fund structured as a “fund of fund” may have higher fees and expenses than a fund that invests directly in debt and equity securities because it also incurs the fees and expenses of the underlying funds in which it invests. Unlike the Disappearing Funds, which have historically invested primarily in actively managed funds, the Surviving Funds invest primarily in funds that are passively managed index funds. Please refer to the fund prospectus for information about the aggregate annual operating expenses of a Surviving Fund and its corresponding underlying fund or funds.
  The Surviving Funds replace the Disappearing Funds in relation to the diversification requirement under the Guaranteed Minimum Death Benefit. Accordingly, for purposes of the Guaranteed Minimum Death Benefit your policy will be sufficiently diversified if at least 65% of your net account value is allocated to one or more of the Surviving Funds. See the supplement dated July 24, 2007, to your policy prospectus for more information about your policy’s diversification requirements.
  The following chart lists each Surviving Fund’s investment adviser/subadviser and investment objective. More detailed information about the Surviving Funds can be found in the current prospectus for each Surviving Fund.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Retirement Growth	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co.	level of risk that can be expected
to be greater than that of ING
Retirement Moderate Growth
Portfolio.
ING Retirement Moderate	Investment Adviser:	Seeks a high level of total return
Growth Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co.	level of risk that can be expected
to be greater than that of ING
Retirement Moderate Portfolio but
less than that of ING Retirement
Growth Portfolio.
ING Retirement Moderate	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co	level of risk that can be expected
to be less than that of ING
Retirement Moderate Growth
Portfolio.

MORE INFORMATION IS AVAILABLE

More information about the Surviving Funds, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for that Surviving Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center P.O. Box 5065 Minot, ND 58702-5065 1-877-253-5050

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